SMC GLOBAL SECURITIES LIMITED

CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION

(All amounts in Indian rupees unless otherwise stated)

		As at		US $ (Refer Note 2 (c))
	Note	March 31, 2017	December 31, 2017	December 31, 2017
Assets				
Cash and cash equivalents	17	925,727,605	907,666,305	14,177,855
Term deposits	18	3,221,880,714	3,920,089,668	61,232,266
Trading assets	19	2,132,745,724	3,720,498,875	58,114,634
Inventories	20	27,786,582	211,184,200	3,298,722
Trade and other receivables	21	4,174,165,126	4,920,692,235	76,861,797
Loans and advances to customers	22	3,130,758,815	4,621,544,612	72,189,075
Investment securities	23	874,690,507	271,165,679	4,235,640
Equity accounted investee		1,824,756	1,321,330	20,639
Income tax assets		122,629,439	107,856,988	1,684,739
Property and equipment		413,888,377	416,216,963	6,501,358
Intangible assets and goodwill	24	80,385,549	36,744,956	573,961
Deferred tax assets		256,451,720	289,829,338	4,527,168
Other assets	25	373,440,549	438,233,709	6,845,264
Total assets		**15,736,375,463**	**19,863,044,858**	**310,263,118**
Liabilities				
Trading liabilities	19	434,874,433	7,212,328	112,657
Loans and borrowings	26	3,329,751,538	6,095,538,033	95,213,028
Trade and other payables	27	5,773,180,448	7,185,043,287	112,231,229
Current tax liabilites		18,515,810	19,418,354	303,317
Employee benefits	28	151,133,608	124,056,664	1,937,780
Other liabilities	29	109,190,065	132,913,677	2,076,127
Total liabilities		**9,816,645,902**	**13,564,182,343**	**211,874,138**
Equity				
Share capital		226,268,900	226,268,900	3,534,347
Share premium		3,548,993,510	3,548,993,510	55,435,700
Foreign currency translation reserve		(27,459,191)	(30,954,966)	(483,520)
Retained earnings		2,140,855,230	2,548,354,264	39,805,596
Total equity attributable to owners of the Company		**5,888,658,449**	**6,292,661,708**	**98,292,123**
Non-controlling interest		31,071,112	6,200,807	96,857
Total liabilities and equity		**15,736,375,463**	**19,863,044,858**	**310,263,118**

SMC GLOBAL SECURITIES LIMITED

CONDENSED CONSOLIDATED STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME

(All amounts in Indian rupees unless otherwise stated)

	Note	For the Nine Months ended		US $ (Refer Note 2(c))
		December 31, 2016	December 31, 2017	December 31, 2017
Fee and commission income	5	1,847,107,889	2,567,384,658	40,102,853
Net trading income	6	1,225,320,443	1,076,248,487	16,811,129
Net income from other financial instruments at fair value through profit or loss	7	39,962,278	52,449,532	819,268
Interest income	8	436,725,731	770,399,626	12,033,734
Interest expense	8	(201,090,142)	(328,471,920)	(5,130,770)
Net interest income		**235,635,589**	**441,927,706**	**6,902,964**
Other operating income	9	148,812,499	220,351,966	3,441,924
Total revenue		**3,496,838,698**	**4,358,362,349**	**68,078,138**
Other income	10	25,335,165	19,897,253	310,797
Service cost	11	1,401,879,013	1,797,951,325	28,084,213
Personnel expenses	12	977,383,376	1,000,146,091	15,622,401
Other expenses	13	609,715,505	634,476,300	9,910,595
Allowance for impairment charge on receivable from clients	21	66,128,523	27,434,178	428,525
(Reversal)/ allowance for impairment charge on loans and advances to customers	22	13,741,278	14,366,131	224,401
Depreciation, amortization and impairment losses	14	43,688,434	100,322,098	1,567,043
		409,637,734	**803,563,479**	**12,551,757**
Share in loss of equity accounted investee, net of tax		5,885,001	6,503,426	101,584
Profit before tax		**403,752,733**	**797,060,053**	**12,450,173**
Income tax expense	15	108,380,922	283,066,347	4,421,530
Profit for the period		**295,371,811**	**513,993,706**	**8,028,643**
Other comprehensive income, net of income tax				
Items that are or may be reclassified subsequently to profit or loss				
Foreign currency translation differences for foreign operations		2,673,542	(3,539,841)	(55,293)
Other comprehensive income for the period, net of income tax		**2,673,542**	**(3,539,841)**	**(55,293)**
Total comprehensive income for the period		**298,045,353**	**510,453,865**	**7,973,350**
Profit attributable to:				
Owners of the Company		294,723,934	538,834,377	8,416,657
Non-controlling interest		647,877	(24,840,671)	(388,014)
Profit for the period		**295,371,811**	**513,993,706**	**8,028,643**
Total comprehensive income attributable to:				
Owners of the Company		297,577,028	535,387,201	8,362,812
Non-controlling interest		468,325	(24,933,336)	(389,462)
Total comprehensive income for the period		**298,045,353**	**510,453,865**	**7,973,350**
Earning per share	16			
Basic		2.61	4.76	0.07
Diluted		2.61	4.76	0.07

SMC GLOBAL SECURITIES LIMITED

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(All amounts in Indian rupees unless otherwise stated)

	Note	For the Nine Months ended		US $ (Refer Note 2(c))
		December 31, 2016	**December 31, 2017**	**December 31, 2017**
Cash flows from operating activities				
Profit for the period		295,371,811	513,993,706	8,028,643
Adjustments for :				
Depreciation	14	40,555,365	46,383,532	724,516
Amortization and impairment losses	14	3,133,069	53,938,566	842,527
Net income from other financial instruments at fair value through profit or loss	7	(37,581,785)	(51,228,098)	(800,189)
Interest on income tax refund	10	(7,612,717)	(2,698,807)	(42,156)
Dividend earned	6,7	(7,389,820)	(6,902,434)	(107,817)
Share in loss of equity accounted investee, net of tax		5,885,001	6,503,426	101,584
Share based compensation expense	13,35	5,908,654	-	-
(Profit)/ Loss on sale of property and equipment	10,13	(362,332)	3,050,081	47,643
Allowance for impairment charge on receivable from client	21	66,128,523	27,434,178	428,525
Allowance for impairment charge on security deposits	22	-	-	-
(Reversal)/ allowance for impairment charge on loans and advances to customers	22	13,741,278	14,366,131	224,401
Effect of movement in foreign exchange		(720,959)	-	-
Net interest income	8	(235,635,589)	(441,927,705)	(6,902,963)
Income tax expense	15	108,380,922	283,066,347	4,421,530
		249,801,421	**445,978,923**	**6,966,244**
Changes in :				
Term deposits		(581,369,609)	(698,208,954)	(10,906,107)
Trading assets		468,393,907	(1,587,753,151)	(24,800,893)
Inventories		108,992,999	(183,397,618)	(2,864,693)
Trade and other receivables		(316,499,408)	(773,961,289)	(12,089,367)
Loans and advances to customers		(61,985,395)	(1,505,151,928)	(23,510,652)
Other assets		118,116,508	(29,173,136)	(455,688)
Trading liabilities		(43,753,966)	(427,662,105)	(6,680,133)
Trade and other payables		(856,722,684)	1,411,862,843	22,053,465
Employee benefits		21,360,295	(27,076,943)	(422,945)
Other liabilities		5,444,303	23,723,613	370,566
		(888,221,629)	**(3,350,819,745)**	**(52,340,203)**
Dividend received on trading assets		5,055,327	5,681,000	88,738
Interest received		428,671,055	770,399,626	12,033,734
Interest paid		(198,492,559)	(364,091,946)	(5,687,159)
Income tax paid		(189,283,826)	(300,768,976)	(4,698,047)
Net cash flows from/ (used in) operating activities		**(842,271,632)**	**(3,239,600,041)**	**(50,602,937)**
Cash flows from investing activities				
Acquisition of property and equipment		(214,131,356)	(44,641,750)	(697,309)
Proceeds from the sale of property and equipment		1,821,783	(7,120,449)	(111,222)
Acquisition of intangible assets		(20,872,443)	(10,297,973)	(160,856)
Acquisition of investment securities		(1,278,670,749)	(887,661,630)	(13,865,380)
Acquisition of interest in joint venture		-	(6,000,000)	(93,721)
Proceeds from sale of investment securities		1,131,064,136	1,542,414,556	24,092,698
Interest on income tax refund	10	7,612,717	2,698,809	42,156
Acquisition of business	34	(29,986,421)	-	-
Dividend received on investment securities		2,383,307	1,221,434	19,079
Net cash from/ (used in) investing activities		**(400,779,026)**	**590,612,997**	**9,225,445**

SMC GLOBAL SECURITIES LIMITED

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(All amounts in Indian rupees unless otherwise stated)

	Note	For the Nine Months ended		US $ (Refer Note 2(c))
		December 31, 2016	December 31, 2017	December 31, 2017
Cash flows from financing activities				
Proceeds from secured loan		5,631,900	100,000,000	1,562,012
Repayment of secured loan		(4,836,604)	420,300,737	6,565,147
(Repayment) / proceeds of secured overdraft (net)		1,208,162,310	2,225,111,189	34,756,501
Proceeds from unsecured loan		79,862,556	20,374,569	318,253
Dividend paid and tax thereon		(98,039,185)	(131,335,342)	(2,051,474)
Net cash flows from/(used in) financing activities		**1,190,780,977**	**2,634,451,153**	**41,150,439**
Net increase/ (decrease) in cash and cash equivalents		**(52,269,681)**	**(14,535,891)**	**(227,053)**
Cash and cash equivalent at the beginning of the period		238,832,270	925,727,605	14,459,975
Effect of exchange rate fluctuations on cash and cash equivalents held		2,796,745	(3,525,409)	(55,067)
Cash and cash equivalent at the end of the period	17	**189,359,334**	**907,666,305**	**14,177,855**

SMC GLOBAL SECURITIES LIMITED
CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN EQUITY
(All amounts in Indian rupees unless otherwise stated)

Attributable to owners of the Company	Share capital	Share premium	Capital reserve	Foreign currency Translation reserve	Retained earnings	Total	Non controlling Interest	Total equity
Balance at April 1, 2016	226,268,900	3,548,993,510	-	(15,524,315)	1,781,217,213	5,540,955,308	9,015,084	5,549,970,392
Total comprehensive income for the period								
Profit for the period	-	-	-	-	193,153,123	193,153,123	647,877	193,801,000
Other comprehensive income, net of income tax								
Foreign currency translation differences	-	-	-	2,673,542	-	2,673,542	-	2,673,542
Remeasurement of defined benefit obligation	-	-	-	-	179,552	179,552	(179,552)	-
Total comprehensive income for the period	-	-	-	2,673,542	193,332,675	196,006,217	468,325	196,474,542
Transactions with owners, recorded directly in equity								
Distributions to owners								
Dividends to owners (including dividend distribution tax)	-	-	-	-	(49,019,764)	(49,019,764)	-	(49,019,764)
Share based compensation	-	-	5,866,044	-	-	5,866,044	-	5,866,044
Acquisition of business	-	-	24,711,705	-	-	24,711,705	-	24,711,705
Total distributions to owners	-	-	30,577,749	-	(49,019,764)	(18,442,015)	-	(18,442,015)
Balance at December 31, 2016	226,268,900	3,548,993,510	30,577,749	(12,850,773)	1,925,530,124	5,718,519,510	9,483,409	5,728,002,919
Balance at April 1, 2017	226,268,900	3,548,993,510	-	(27,459,191)	2,140,855,229	5,888,658,448	31,071,112	5,919,729,560
Total comprehensive income for the period								
Profit for the period	-	-	-	-	538,834,377	538,834,377	(24,840,671)	513,993,706
Other comprehensive income, net of income tax								
Foreign currency translation differences	-	-	-	(3,495,775)	-	(3,495,775)	(29,634)	(3,525,409)
Remeasurement of defined benefit asset	-	-	-	-	-	-	-	-
Total comprehensive income for the period	-	-	-	(3,495,775)	538,834,377	535,338,602	(24,870,305)	510,468,297
Transactions with owners, recorded directly in equity								
Dividends to owners(including dividend distribution tax)	-	-	-	-	131,335,342	131,335,342	-	131,335,342
Total contributions by and (distributions to) owners	-	-	-	-	131,335,342	131,335,342	-	131,335,342
Balance at December 31, 2017	226,268,900	3,548,993,510	-	(30,954,966)	2,548,354,264	6,292,661,708	6,200,807	6,298,862,515
US $ (Refer Note 2(c))	3,534,347	55,435,700	-	(483,520)	39,805,596	98,292,123	96,857	98,388,980